UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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PERFORMANCE TECHNOLOGIES, INCORPORATED
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N/A
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PERFORMANCE TECHNOLOGIES, INCORPORATED

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2013

The Annual Meeting of Stockholders of Performance Technologies, Incorporated will be held at our headquarters located at 140 Canal View Boulevard, Rochester, New York 14623, on Thursday, May 23, 2013 at 10:00 a.m., New York time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	Proposal 1 – Election of two Class II directors to our Board of Directors to hold office until our 2016 Annual Meeting of Stockholders and until such directors’ successors are duly elected and qualified.

2.	Proposal 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

3.	Proposal 3 – Advisory vote to approve the compensation of the Company’s Named Executive Officers.

4.	Proposal 4 – Advisory vote to determine whether a stockholder vote on the compensation of the Company’s Named Executive Officers will occur every one, two or three years.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Stockholders of record at the close of business on March 25, 2013 are entitled to notice of and to vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please promptly vote by the Internet, by telephone or by completing and returning the enclosed proxy card. Voting early will help avoid additional solicitation costs and will not prevent you from voting in person at the Annual Meeting if you wish to do so.

/s/Stuart B. Meisenzahl

     Secretary

     Rochester, New York

    April 22, 2013

PERFORMANCE TECHNOLOGIES, INCORPORATED

140 Canal View Boulevard

Rochester, New York 14623

 April 22, 2013

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is solicited on behalf of the Board of Directors of Performance Technologies, Incorporated (“PT”, the “Company”, “we”, “us”, “our”) to be used at our Annual Meeting of Stockholders, which will be held at our principal executive office, 140 Canal View Boulevard, Rochester, New York 14623, at 10:00 a.m., New York time, on Thursday, May 23, 2013 (the “Meeting”), and at any adjournments thereof. This Proxy Statement, the accompanying form of proxy, and our 2012 Annual Report to stockholders are first being mailed to our stockholders on or about April 22, 2013.

The proxy, when properly executed and received by our Secretary prior to the Meeting, will be voted as therein specified unless revoked by filing a written revocation or a duly executed proxy bearing a later date with our Secretary prior to the Meeting. A stockholder of record may also revoke a proxy in person at the Meeting. Unless authority to vote for the director nominee is specifically withheld, a signed proxy will be voted “FOR” Proposal 1 - the Board’s nominees for election to the Board of Directors, , unless otherwise indicated; “FOR” Proposal 2 - the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; “FOR” Proposal 3 - the advisory vote to approve the compensation paid to our Named Executive Officers; and in favor of “3 Years” as to Proposal 4 - the advisory vote on the frequency of future stockholder advisory votes on the compensation paid to our Named Executive Officers.

The full cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, directors, officers or our regular employees, without extra compensation, may solicit proxies personally, by telephone, email or facsimile transmission. We request persons holding stock for others in their names or in the names of nominees to forward soliciting material to the beneficial owners of such shares and will, if requested, reimburse such persons for their reasonable expenses in so doing.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to Be Held on May 23, 2013

As required by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, form of proxy and 2012 Annual Report to stockholders available to you on the Internet at www.pt.com/about-pt/investors/proxy-materials. The information contained on our website is not part of the Proxy Statement and is not deemed incorporated by reference into this Proxy Statement or any other public filing made with the SEC.

VOTES REQUIRED

Stockholders may vote by mail, telephone or the Internet. For some stockholders, information regarding telephone and Internet voting is included in the proxy card instructions. Our total outstanding shares of capital stock as of March 25, 2013, the record date for the Meeting (the “Record Date”), consisted of 11,116,397 shares of Common Stock, par value $.01 per share (the “Common Stock”). Only holders of record of Common Stock on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock registered in the holder’s name. A majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business, as provided in the Company’s by-laws.

Pursuant to the provisions of the Delaware General Corporation Law, directors shall be elected by a plurality of the votes cast by the holders of shares of our Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to the nominee will have no effect on the outcome of the election, although such shares would be counted as present for purposes of determining the existence of a quorum. Provided each nominee receives at least one vote in favor of his election, abstentions will have no effect on the election of directors.

The affirmative vote of a majority of the shares present or represented by proxy at the Meeting and entitled to vote at the Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the proposal unless otherwise instructed by the shareholder. Abstentions are treated as shares present and voting, so abstaining has the same effect as a negative vote. Shares not voted by brokers will have no effect on the adoption of this proposal.

The affirmative vote of a majority of the shares present or represented by proxy at the Meeting and entitled to vote at the Meeting is required to approve the advisory vote on the compensation paid to the Company’s Named Executive Officers. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholder. Abstentions are treated as shares present and voting, so abstaining has the same effect as a negative vote. Shares not voted by brokers will have no effect on the adoption of this proposal.

With respect to Proposal 4 - the advisory vote on the frequency of future stockholder advisory votes on the compensation paid to our Named Executive Officers, whichever choice among “1 Year,” “2 Years,” and “3 Years” receives the greatest number of votes will be deemed the choice of the stockholders. Abstentions will have no effect on Proposal 4.

With respect to “routine” matters, such as the ratification of the selection of the independent registered public accounting firm, a brokerage firm, bank or other nominee has authority (but is not required), under the rules governing self-regulatory organizations (the “SRO rules”), to vote its clients’ shares if the clients do not provide instructions. When a brokerage firm, bank or other nominee votes its clients’ securities on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “FOR” or “AGAINST” such routine matters.

With respect to “non-routine” matters, including the election of directors, the advisory vote on the compensation paid to our Named Executive Officers and the advisory vote on the frequency of stockholder advisory votes on the compensation paid to our Named Executive Officers, a brokerage firm, bank or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not specifically instruct their brokerage firm, bank or other nominee on how to vote their shares. The brokerage firm, bank or other nominee will so note on the vote card, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted “FOR,” “AGAINST” or “ABSTAINING” from any non-routine matters. At the 2013 Annual Meeting of Stockholders, three non-routine matters, the election of two Class II directors of the Company with term expiring in 2016, the advisory vote on executive compensation, and the advisory vote on the frequency of advisory votes on executive compensation, will be presented for a vote.

Accordingly, if you do not vote your proxy, your brokerage firm, bank or other nominee may either: (i) vote your shares on routine matters and cast a “broker non-vote” on non-routine matters, or (ii) leave your shares un-voted altogether. Therefore, we encourage you to provide instructions to your brokerage firm, bank or other nominee by voting your proxy. This action ensures that your shares and voting preferences will be fully represented at the meeting.

CORPORATE GOVERNANCE

Overview

The Company has a history of good corporate governance practices, which have aided our long-term success. The Board of Directors (the “Board”) and management have recognized for many years the need for sound corporate governance practices in fulfilling their respective duties and responsibilities to our stockholders.

The Board provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. Members of the Board are kept informed of our business by various reports and documents provided to them on a regular basis, including operating and financial reports made at Board and committee meetings by the chairman and other officers. The Board has three standing committees: Audit Committee, Compensation Committee and Nominating Committee.

Director Independence

On an annual basis, each of our directors and executive officers, in response to the Company’s directors and officers questionnaire, is required to disclose to the Company any transactions with related persons, as defined by the rules of the SEC, and any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, had a direct or indirect material interest which occurred during the year. There were no such transactions with related persons during 2012.

Each year, the Board affirmatively determines the independence of each director and nominee for election as a director as required by the SEC and NASDAQ Listing Standards.

Based on these standards, the Board affirmatively determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a director and, if applicable, stockholder of the Company:

(1) Dennis C. Connors	(3) Stuart B. Meisenzahl
(2) Charles E. Maginness	(4) Robert L. Tillman

In addition, based on such standards, the Board affirmatively determined that John M. Slusser is not independent because he is the Chairman, President and Chief Executive Officer of the Company.

Board Leadership and Risk Management

Current Leadership Structure

John M. Slusser holds the position of Chairman, President and Chief Executive Officer. The Board currently believes that the Company and its stockholders are best served by having Mr. Slusser serve as both Chairman and Chief Executive Officer. As PT’s founder, Mr. Slusser is most familiar with our business and the unique challenges we face in the current environment. The Board believes Mr. Slusser is best positioned to set the agenda items and lead discussions on the important matters affecting us. Mr. Slusser’s wealth of knowledge regarding Company operations and the markets in which we compete qualifies him to best identify matters for Board review and deliberation. Additionally, the combined role of Chairman and Chief Executive Officer facilitates centralized Board leadership in one person so there is no ambiguity about accountability. This structure also eliminates conflict between two leaders and minimizes the likelihood of two spokespersons sending different messages. Other than Mr. Slusser, all members of the Board are independent and our key committees are comprised solely of independent Board members. In addition, at each regularly scheduled Board meeting, independent directors are provided an opportunity to meet in an executive session without Mr. Slusser present to review Company performance, management effectiveness, proposed programs and transactions and items for subsequent Board meeting agendas.

The Board’s Role in Risk Oversight

Our Board is responsible for oversight of PT’s risk assessment and risk management process. The Audit Committee is responsible for financial and accounting risk oversight, including risk associated with financial statements and internal controls. The Compensation Committee is responsible for compensation risk oversight, including the design of compensation programs. Our Board is responsible for enterprise-wide risk management oversight, including risks associated with our operations and strategic direction. Our Board performs this function in a number of ways, including:

•	at its regularly scheduled meetings, the Board receives management updates on our business operations, financial results, and strategy, and discusses risks related to the business; and

•	at its regularly scheduled meetings, the Board receives committee reports and management updates on risks overseen by the Board committees, and discusses such risks.

Management is responsible for day-to-day risk management. This risk management responsibility includes identifying, evaluating and addressing potential risks that may exist at the enterprise, operational, strategic, financial, regulatory and/or reporting levels and reporting material and significant risks to the Board. In addition, our Chief Financial Officer reports to our Audit Committee on financial statement and internal controls risk.

Nominations of Directors

Identifying Candidates

The Nominating Committee has a written charter available in the Investors section of our website at www.pt.com/about-pt/investors, which specifically sets forth the duties of the Nominating Committee. The Nominating Committee is responsible for identifying and screening potential director candidates and recommending qualified candidates to the Board for nomination. The Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. In addition, the Nominating Committee considers recommendations of potential candidates from current directors, management and stockholders. The Committee intends to evaluate candidates, whether the candidate was recommended by a stockholder or by the Nominating Committee, in the same manner. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the attention of the Nominating Committee at the address set forth on the cover of this Proxy Statement. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our Common Stock. In addition, any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Qualifications and Diversity

The Nominating Committee selects individuals as director nominees based on their business and professional accomplishments, integrity, demonstrated ability to make independent analytical inquiries, ability to understand our business, absence of conflicts of interest, and willingness to devote the necessary time to Board duties. Neither the Board nor the Nominating Committee has set minimum requirements with respect to age, education or years of business experience or set specific required skill sets for directors, but the Committee requires that each director has a proven record of success and leadership. The Nominating Committee seeks to structure the Board of Directors such that it consists of a diverse group of individuals, each with a unique combination of skills, experience, and background. The Committee has no set diversity policy or targets, but will place appropriate emphasis on certain skills, experience, or background that it determines add or would add value to our Board. Knowledge of our industry and strategic perspective, as well as financial and accounting expertise and experience on other Boards are examples of attributes that our Board and the Nominating Committee consider to be key. The Nominating Committee also considers effective interaction among Board members and between the Board of Directors and management to be crucial factors in considering individuals for nomination.

Candidate Selection Process

New candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating Committee considers diversity, maturity, skills and such other factors as it deems appropriate given our current needs and the needs of our Board to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews each such director’s overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence. In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent, which determination is based upon applicable NASDAQ Listing Standards, applicable rules and regulations of the United States Securities and Exchange Commission (the “SEC”), and the advice of counsel, if necessary. The Nominating Committee conducts inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.

Regardless of how a candidate is brought to the Nominating Committee’s attention, qualified candidates are asked to conduct one or more personal interviews with members of the Board. Chosen candidates are extended invitations to join the Board. If a candidate accepts, he or she is formally nominated.

Communications with the Board

Stockholders and other interested parties may communicate with one or more members of the Board or the non-management directors as a group in writing by regular mail. The following address may be used by those who wish to send such communications:

[Board of Directors] or [Name of Individual Director(s)]

PT

c/o Secretary

140 Canal View Boulevard

Rochester, NY 14623

The Board has instructed the Secretary to review all communications so received and to exercise his discretion not to forward to the Board correspondence that is inappropriate, such as business solicitations, frivolous communications and advertising, and routine business matters (i.e. business inquiries, complaints, or suggestions). However, any director may, at any time, request the Secretary to forward any and all communications received by the Secretary but not previously forwarded to the directors.

Code of Business Conduct and Ethics

The Company’s Code of Business Conduct and Ethics (the “Code”) applies to all directors, officers and employees or associates of the Company and its subsidiary companies. It is intended to promote the highest standards of honesty and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full and understandable disclosure in reports and documents filed with the SEC, compliance with applicable governmental rules and regulations, the prompt reporting of violations of the Code to an appropriate person or persons identified in the Code, and accountability for adherence to the Code. The Code complies with the requirements of Item 406 of the SEC’s Regulation S-K.

The Board has established a means for employees, customers, suppliers, stockholders and other interested parties to submit confidential and anonymous reports of suspected or actual violations of the Company’s Code of Business Conduct and Ethics. Any employee, stockholder or other interested party can send an email to auditcommittee@pt.com to submit a report of suspected or actual violations of the Company’s Code of Business Conduct and Ethics. In addition, communications can be sent to the Chairman of our Audit Committee at:

Mr. Dennis C. Connors

2300 McDermott, Suite 200

P.O. Box 149

Plano, TX 75025

The Company’s Code of Business Conduct and Ethics is available in the Investors section of our website at www.pt.com/about-pt/investors.

MEETINGS AND COMMITTEES OF THE BOARD

The Board

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all Board, committee and stockholders’ meetings. Our Board held eight meetings during 2012, of which four were regularly scheduled meetings and four were held to address particular matters. All of the directors attended at least 75 percent of the Board and committee meetings that required their attendance. As required by the NASDAQ Listing Standards, it is the policy of the Board that the independent members of the Board meet regularly in executive (private) sessions at which only independent directors are present. The Board met in executive session at each Board meeting during 2012. All but one of our current directors attended the 2012 Annual Meeting of Stockholders.

Committees of the Board

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Nominating Committee and the Compensation Committee. In accordance with the NASDAQ Listing Standards, all the committees are comprised solely of non-employee, independent directors. The table below shows current membership for each of the Board committees:

Audit	Nominating	Compensation
Committee	Committee	Committee
Dennis C. Connors*	Dennis C. Connors	Charles E. Maginness*
Stuart B. Meisenzahl	Charles E. Maginness	Stuart B. Meisenzahl
Robert L. Tillman	Robert L. Tillman*	Robert L. Tillman

* Denotes Committee Chairperson

In addition to the three standing committees mentioned above, on occasion the Board convenes a special Strategic Planning Committee to provide input and advice to senior management with respect to certain initiatives and other matters related to the strategic direction of the Company. This committee is comprised of Dennis C. Connors, Charles E. Maginness, John M. Slusser and Robert L. Tillman, all of whom (with the exception of Mr. Slusser) are independent directors. This special committee did not meet during 2012.

Audit Committee

The Audit Committee has three members and met five times during 2012. The Audit Committee is responsible for reviewing our financial reporting procedures and attending to related matters, as discussed in the Audit Committee’s charter. The written charter for the Audit Committee, which was adopted by the Board, more specifically sets forth the duties of the Audit Committee and is available in the Investors section of our website at www.pt.com/about-pt/investors. All of the members of the Audit Committee are financially literate and qualify as being “independent” under the NASDAQ Listing Standards and applicable SEC rules. The Board has determined that the Audit Committee does not currently have an “audit committee financial expert” under applicable SEC rules. The Audit Committee met with two potential Audit Committee candidates during 2012 and continues its efforts to identify an appropriate replacement to serve as an “audit committee financial expert.” Until these efforts are successful, the Company will at least temporarily not have an Audit Committee member who qualifies as an “audit committee financial expert.”

The Audit Committee’s responsibilities, which are set forth in detail in its charter, include the following:

•	Establish policies and procedures for, and review and approve the appointment, compensation and termination of, the independent registered public accounting firm;
•	Review with the independent registered public accounting firm and financial management of the Company and approve the scope of the audit;
•	Pre-approve all audit and permissible non-audit fees;
•	Hold meetings periodically with the independent registered public accounting firm, the Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls and compliance with Company policies;
•	Review consolidated financial statements and disclosures;
•	Review with management and the registered independent public accounting firm and approve disclosure controls and procedures and accounting principles and practices; and
•	Perform other functions or duties deemed appropriate by the Board.

Nominating Committee

The Nominating Committee has three members and did not meet during 2012. The Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to the NASDAQ Listing Standards. The Board has adopted a charter for the Nominating Committee, which is available in the Investors section of our website at www.pt.com/about-pt/investors.

The Nominating Committee’s responsibilities, which are set forth in detail in its charter, include the following:

•	Develop qualifications/criteria for selecting and evaluating director nominees and evaluating current directors;
•	Consider and propose director nominees for election at the Annual Meeting of Stockholders;
•	Select candidates to fill Board vacancies as they may occur;
•	Make recommendations to the Board regarding Board committee memberships;
•	Consider the independence of each director and nominee for director; and
•	Perform other functions or duties deemed appropriate by the Board.

Compensation Committee

The Compensation Committee has three members and met once during 2012. The Compensation Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to the NASDAQ Listing Standards. The Board has adopted a charter for the Compensation Committee, which is available in the Investors section of our website at www.pt.com/about-pt/investors.

The Compensation Committee’s responsibilities, which are set forth in detail in its charter, include the following:

•	Establish the base salary, incentive compensation and any other compensation for the Company’s president and chief executive officer, review the chief executive officer’s recommendations for the compensation of certain executive officers reporting to him, and set and approve such compensation;
•	Monitor the Company’s management incentive and stock-based compensation plans and discharge the duties imposed on the Committee by the terms of those plans; and
•	Perform other functions or duties deemed appropriate by the Board.

Compensation decisions for the executive officers of the Company and the Company’s directors are made by the Compensation Committee. Periodically, the Compensation Committee has engaged outside executive compensation consultants to assist in evaluating the components of the executive compensation program, although no such firm was engaged during 2012. The competitive analysis developed by these firms has been helpful in constructing the compensation package for the chief executive officer and the other executive officers.

The Compensation Committee’s chairman reports the Committee’s recommendations on executive compensation to the Board. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors and consultants as it deems necessary to assist in the fulfillment of its responsibilities.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, with notes thereto, sets forth as of March 25, 2013 certain information regarding the Common Stock held by (i) persons known to us who own beneficially more than 5% of our Common Stock, (ii) each of our directors, (iii) each of our Named Executive Officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated immediately beneath the beneficial owner’s name, the address of each beneficial owner listed in the table below is 140 Canal View Boulevard, Rochester, New York 14623.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Ameriprise Financial, Inc. 145 Ameriprise Financial Center Minneapolis, MN 55474	1,437,591	(2)	12.9%
Quaker Capital Management Corp. 601 Technology Drive, Suite 310 Canonsburg, PA 15317	1,394,115	(3)	12.5%
Dimensional Fund Advisors LP 1299 Ocean Avenue, Santa Monica, CA	882,043	(4)	7.9%
Harris B. Leviton 91 Revere Street, Boston, MA 02114	600,600	(5)	5.4%
Charles E. Maginness	641,242	(6)	5.7%
John M. Slusser	508,928	(7)	4.5%
Dorrance W. Lamb	195,918	(8)	1.7%
J. Patrick Rice	140,667	(9)	1.3%
Robert L. Tillman	65,000	(10)	*
Stuart B. Meisenzahl	43,250	(11)	*
Dennis C. Connors	40,000	(12)	*
All Directors and Executive Officers as a Group (8 persons)	1,819,905	(13)	15.2%

* Less than 1%.

(1)	Percentage of common shares beneficially owned is based upon 11,116,397 shares of Common Stock outstanding as of March 25, 2013.
(2)	The following information is derived from Amendment No. 3 to Schedule 13G, dated February 12, 2013, filed by Ameriprise Financial, Inc. Columbia Investment Management Advisors, LLC is a listed subsidiary which acquired the securities being reported by the parent holding company. Columbia Investment Management Advisors, LLC is an investment advisor to Columbia Small Cap Core Fund, which is a registered investment company. Ameriprise Financial, Inc. has shared dispositive power over 1,437,591 shares and shared power to vote or to direct the voting of 898,717 shares. Columbia Management Investment Advisors, LLC has shared dispositive power over 1,437,591 shares, and shared power to vote or to direct the voting of 898,717 shares. Columbia Small Cap Core Fund has shared dispositive power over 643,041 shares, and sole power to vote or to direct the voting of 643,041 shares.
(3)	The following information is derived from Amendment No. 5 to Schedule 13G, dated February 13, 2013, filed by Quaker Capital Management Corporation. Quaker Capital Partners I, L.P.; Quaker Premier, L.P.; Quaker Capital Partners II, L.P.; Quaker Premier II, L.P.; and Mark G. Schoeppner are the listed affiliates of Quaker Capital Management Corporation through which the securities being reported by Quaker Capital Management Corporation were acquired. Quaker Premier, L.P. is the sole general partner of Quaker Capital Partners I, L.P. Quaker Premier II, L.P. is the sole general partner of Quaker Capital Partners II, L.P. Quaker Capital Management Corporation has shared voting and dispositive power over 1,394,115 shares. Quaker Capital Partners I, L.P. and Quaker Premier, L.P. report sole voting and dispositive power over 908,300 shares. Quaker Capital Partners II, L.P. and Quaker Premier II, L.P. report sole voting and dispositive power over 485,815 shares. Mark G. Schoeppner disclaims beneficial ownership of 1,394,115 shares that may be deemed to be beneficially owned by Quaker Capital Partners I, L.P. and Quaker Capital Partners II, L.P.
(4)	The following information is derived from Amendment No. 5 to Schedule 13G, dated February 8, 2013 filed by Dimensional Fund Advisors LP. Dimensional Fund Advisors LP has sole voting power over 869,384 shares and sole dispositive power over 882,043 shares.
(5)	The following information is derived from Amendment No. 5 to Schedule 13G, dated February 6, 2013 filed by Harris B. Leviton. Mr. Leviton has sole voting and dispositive power over 598,750 shares and shared voting and dispositive power over 1,850 shares.
(6)	Includes (a) 40,000 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 93,247 shares of Common Stock owned of record by Mr. Maginness’ wife. Mr. Maginness disclaims beneficial ownership of the shares owned by his wife. Excludes 10,000 shares of Common Stock issuable upon exercise of options not yet vested.
(7)	Includes (a)239,167 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 10,000 shares of Common Stock owned of record by Mr. Slusser’s wife. Mr. Slusser disclaims beneficial ownership of the shares owned by his wife. Excludes 210,833 shares of Common Stock issuable upon exercise of options not yet vested.
(8)	Includes 155,250 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 125,500 shares of Common Stock issuable upon exercise of options not yet vested.

(9)	Includes 140,667 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 82,833 shares of Common Stock issuable upon exercise of options not yet vested.
(10)	Includes 40,000 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 10,000 shares of Common Stock usable upon exercise of options not yet vested.
(11)	Includes 40,000 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 10,000 shares of Common Stock usable upon exercise of options not yet vested.
(12)	Includes 40,000 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 10,000 shares of Common Stock usable upon exercise of options not yet vested.
(13)	Includes 865,334 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 584,666 shares of Common Stock issuable upon exercise of options not yet vested.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of five members: John M. Slusser, Dennis C. Connors, Charles E. Maginness, Stuart B. Meisenzahl and Robert L. Tillman. The Board is divided into three classes with staggered terms. At this year’s Annual Meeting, proxies will be solicited to re-elect Stuart B. Meisenzahl and John M. Slusser as Class II directors to serve until the 2016 Annual Meeting or until their successors are elected and qualified. Mssrs. Meisenzahl and Slusser have agreed to serve as directors if elected. Proxies may not be voted for more than two Class II directors. After the election at the Annual Meeting, we will have directors in each of our three classes, a majority of whom will be independent under the NASDAQ Listing Standards. The terms of our directors are staggered so that only one class is elected at each Annual Meeting of Stockholders.

Our Board recommends the election of both nominees named below, both of whom are currently serving as directors. Our Board does not contemplate that the nominees will be unable to serve as directors, but if this should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.

Information about the Directors

The following table sets forth certain information with respect to the directors who are nominated for re-election as Class II directors at the Meeting for a three-year term expiring in 2016.

PROPOSED FOR ELECTION AS CLASS II DIRECTORS AT THE 2013 ANNUAL MEETING OF STOCKHOLDERS FOR A THREE-YEAR TERM EXPIRING IN 2016
Names and Background of Class II director nominees:	Director Since

Stuart B. Meisenzahl, age 71, has served as a director of the Company since 2001. He is a former partner in the law firm of Harter Secrest & Emery LLP, which continues to serve as general counsel to the Company. He was affiliated with the firm for 36 years, retiring in 1999, and he practiced principally in the areas of federal securities law and biotechnology licensing. Following his retirement, Mr. Meisenzahl has acted as a business consultant to a number of biotechnology companies. In addition, he has served as director or trustee of a number of charitable organizations in Rochester, New York. Mr. Meisenzahl is considered to be uniquely qualified to serve as a director of the Company because of his broad business acumen and his knowledge of licensing technology and SEC compliance.

John M. Slusser, age 60, a founder of the Company, has served as President and Chief Executive Officer since October 2006, Chairman of the Board of Directors since June 2001, as a director since our formation in 1981 and as Chief Strategic Officer from January 2003 to May 2005. From 1981 through 1995, he held various positions within the Company, including President and Chief Executive Officer. From 1995 until 2000, he served as Chairman of the Board of InformationView Solutions Corporation and from 1995 to 1999 he served as that company’s Chief Executive Officer. Since 2000, he has served as President of Radio Daze LLC, a vintage electronics company. Prior to founding the Company, Mr. Slusser held various positions at Computer Consoles, Inc. Mr. Slusser holds a BSEE degree from Rochester Institute of Technology. Mr. Slusser is considered to be uniquely qualified to serve as a director of the Company because of his lifelong experience in our industry and his deep knowledge of our Company, its industry, or its people.

2001 1981

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH DIRECTOR NOMINEE FOR A THREE-YEAR TERM EXPIRING IN 2016. UNLESS OTHERWISE DIRECTED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE.

DIRECTORS WHOSE TERMS DO NOT EXPIRE

AT THE 2013 ANNUAL MEETING

Name and Background	Director Since
Class I Director

Charles E. Maginness, age 80, served as Chairman of our Board of Directors from 1986 to 2001 and served as our Chief Executive Officer from 1995 to 1997. From 1984 through 1986, he held the position of President and from 1984 through 1995 was also Chief Financial Officer. From 1970 to 1983, Mr. Maginness was employed by Kayex Corporation where he held several positions, including President and Chief Executive Officer, and President of its Hamco Division. Mr. Maginness is considered to be uniquely qualified to serve as a director of the Company because of his prior management experience with the Company, his extensive business acumen, his financial expertise and his industry knowledge.

1983
Class III Directors

Dennis C. Connors, age 59, has been an advisor to senior management of a number of private and public companies since 2005. Mr. Connors served from 2003-2004 as executive vice president of worldwide operations for 3Com, and served from 2002-2003 as president of CommWorks, a 3Com subsidiary which provided both wireless and wireline solutions to service providers worldwide. Mr. Connors previously was president of 3Com’s Business Connectivity Company. Prior to joining 3Com, Mr. Connors was executive vice president and general manager of the service business for Ericsson, Inc., and previously served the Ericsson/GE joint venture as vice president of worldwide marketing and vice president of global product development and operations for the Private Radio Systems Business. Mr. Connors came to the Ericsson/GE joint venture from GE where he held a number of executive positions. Mr. Connors is considered to be uniquely qualified to serve as a director of the Company because of his extensive executive management experience in our industry, his broad knowledge of business, and his network of contacts within our industry.

2007

Robert L. Tillman, age 65, has been an independent business consultant since 2002. From 2000 to 2002, he served as General Manager in Intel’s Embedded Intel Architecture Division, where he was responsible for the operations of Ziatech Corporation. From 1997 to 2000 he held the position of President of Ziatech Corporation. From 1971 to 1997, Mr. Tillman held various positions at Hewlett Packard. Mr. Tillman is considered to be uniquely qualified to serve as a director of the Company because of his prior executive management experience in our industry, his network of contacts within our industry, and his extensive business acumen.

2003

EXECUTIVE OFFICERS

We are currently served by the following Executive Officers who are annually appointed to serve until their successors are appointed:

Name and Background	Executive Officer Since

John J. Grana, age 58, has served as Senior Vice President, Products and Technology since March 2009. Previously, Mr. Grana served as Senior Vice President and General Manager of the Embedded Systems Group from January 2007 to March 2009. From November 2005 to 2007, he served as Senior Vice President of Systems Engineering. From 2000 to 2005 he served as Vice President of Software Engineering. From 1997 to 2000, he held the position of Vice President and General Manager of the Controller Products Group. From 1994 to 1997, he held the position of Vice President of Software Engineering. From 1990 to 1994, he held the position of Technical Director of the Workstation Products business unit, and from 1986 to 1990, he served in various engineering positions. Prior to joining the Company, he held various engineering positions with Computer Consoles, Inc. Mr. Grana holds a BS degree in computer science from Rochester Institute of Technology.

2000

Dorrance W. Lamb, age 65, has served as Chief Financial Officer of the Company since 1995 and as Senior Vice President since November 2005. From 1992 to 2005 he served as Vice President of Finance. Prior to joining the Company, he was Senior Vice President for Finance and Administration at Infodata Systems, Inc. based in Fairfax, Virginia. Mr. Lamb is a certified public accountant and holds a BS degree in accounting from Benjamin Franklin University.	1992

J. Patrick Rice, age 54, has served as Senior Vice President, Sales, Marketing and Services since March 2009. Previously, Mr. Rice served as Vice President and General Manager - Signaling Systems Group from January 2007 to March 2009. Prior to that appointment, he served as Vice President of Worldwide Signaling Sales and Marketing since joining the Company in June 2006. From 2005 to 2006, Mr. Rice was an independent sales consultant for the telecom equipment industry. Mr. Rice held key senior positions at Tekelec for twelve years from 1992 to 2004, most recently serving as Vice President-Global Sales for Tekelec’s switching division. Prior to joining Tekelec, Mr. Rice held various engineering and sales positions with Nortel Networks. Throughout his career, Mr. Rice has served on various industry committees in both participative and leadership roles.

2007
John M. Slusser, age 60, has served as President and Chief Executive Officer since October 2006. Further information about Mr. Slusser is set forth under “PROPOSED FOR ELECTION AS CLASS II DIRECTORS AT THE 2013 ANNUAL MEETING OF STOCKHOLDERS” above.	2006

EXECUTIVE COMPENSATION

Overview of Compensation Program

The Company qualifies as a “smaller reporting company” under the SEC’s rules. The Company has elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this Executive Compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of companies that do not qualify as smaller reporting companies.

Role of the Compensation Committee. The Compensation Committee (the “Committee”) of the Board has responsibility for establishing, implementing and continually monitoring executive compensation. The Committee’s focus is to establish compensation at levels necessary to attract, retain and motivate the best possible executive talent. Historically, the Committee has developed our executive compensation programs based on input from our Chief Executive Officer, third-party compensation surveys, the officers’ current compensation, our financial condition, our operating results, and individual performance. The Committee has full authority to engage independent compensation consultants. The Committee has used in the past, and may in the future, use compensation studies from such consultants to provide benchmark and other data to determine the compensation and benefits for the Named Executive Officers. The Committee does not obtain such compensation studies on an annual basis and, in 2012, the Committee did not use any current benchmark data in setting compensation for the Named Executive Officers.

In addition, the Committee plans to take into account the results of the advisory vote on executive compensation (“say-on-pay” proposal) included in this Proxy Statement as Proposal 3, in establishing future executive compensation.

Throughout this section, the individual who served as the Company’s Chief Executive Officer during 2012, as well as the other individuals included in the 2012 Summary Compensation Table included below, are referred to as the “Named Executive Officers.”

For the year ended December 31, 2012, the principal components of compensation for our Named Executive Officers consisted of base salary and long-term incentive award compensation. The base salaries for the Company’s Named Executive Officers have not changed since 2008. Historically, the Committee has established a short term incentive program to recognize exceptional performance and to assist in catching up with the targeted compensation goal. However, from 2009 - 2011, the Company’s financial performance did not meet the Committee’s minimum expectations for such a program.

The Committee established a short-term incentive program for 2012. Under this program, the Company’s executive officers had the opportunity to receive a short-term incentive award equal to 10% of audited operating income up to $1,538,000 of after-incentive operating income, plus an additional 5% of after-incentive operating income in excess of that threshold.  Any earned incentive payments were to be allocated 33% to Mr. Slusser, 24% to Mr. Lamb and 14% to Mr. Rice.   The remaining 29% were to be allocated to other key employees.  The total amounts that could have been earned under this program were capped at approximately 50% of base salary for Messrs. Slusser and Lamb, and at approximately 35% of base salary for Mr. Rice.  No payments were to be made under this program if PT did not have positive audited net income for 2012.  The Company did not meet its minimum operating income threshold and, as such, no payments were due under this plan. The Compensation Committee has not established a short-term incentive award plan for 2013.

2012 SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the years ended December 31, 2012 and 2011:

Name and Principal Position	Year	Salary(4)		Non-equity incentive plan compensation	Stock awards	Stock option awards(1)	All other compen- sation(2)	Total
John M. Slusser	2012	$330,000		-	-	$54,640	$7,099	$391,739
Chief Executive Officer and President	2011	$330,000		-	-	$46,568	$7,299	$383,867

Dorrance W. Lamb	2012	$237,602		-	-	$32,784	$6,825	$277,211
Senior Vice President and Chief Financial Officer	2011	$237,602		-	-	$24,836	$5,945	$268,383

J. Patrick Rice	2012	$234,747	(3)	-	-	$21,856	$14,104	$270,707
Senior Vice President - Sales, Marketing and Services	2011	$265,492	(3)	-	-	$15,523	$13,727	$294,742

(1)	The dollar value of stock option awards set forth in this column is equal to the grant-date fair value of stock-based compensation cost calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“ASC Topic 718”). A discussion of the assumptions used in calculating the amount is set forth in Note J, Stock-based Compensation Expense, to the Consolidated Financial Statements included in the Company’s current Annual Report on Form 10-K filed March 7, 2013.
(2)	All other compensation includes benefits paid for automobile allowances, 401(k) contributions, health insurance and life insurance.
(3)	Mr. Rice’s reported salary amounts include sales commissions based on sales of certain specific products. This commission amounted to $34,744 in 2012 and $65,489 in 2011.
(4)	The base salaries for the Company’s Named Executive Officers have not changed since 2008.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2012

PT grants awards of equity compensation under our 2003 and 2012 Omnibus Incentive Plans. On January 30, 2012, we granted the following number of stock options to each of our Named Executive Officers: Mr. Slusser – 100,000; Mr. Lamb – 60,000; and Mr. Rice – 40,000. The exercise price of these options was $1.87, which was the closing price of our Common Stock on the date of grant. The grant-date fair value of these stock options is included above in the stock option awards column of the Summary Compensation Table.

The shares subject to these stock options vest over a three-year period as follows: 20% vests on the first anniversary of the date of grant; an additional 30% vests on the second anniversary of the date of grant; and the remaining 50% vests on the third anniversary of the date of grant. Mr. Slusser’s and Mr. Lamb’s stock options become fully vested and exercisable upon a change of control of the Company. All of these stock options are exercisable for a five-year period commencing on the date of grant and provide the right for the Named Executive Officer to exercise vested options for one year following termination, death, disability or resignation.

In addition, on January 24, 2013, we granted the following number of stock options to each of our Named Executive Officers: Mr. Slusser – 100,000; Mr. Lamb – 60,000; and Mr. Rice – 40,000. The exercise price of these options was $.90, which was the closing price of our Common Stock on the date of grant. As these options were granted subsequent to December 31, 2012, the grant-date fair value of these stock options is not included above in the Option Awards column of the Summary Compensation Table.

The shares subject to these stock options vest over a three-year period as follows: 50% will vest in the first year at the rate of 1/12 per month (4.167% per month); 25% will vest in the second year at the rate of 1/12 per month (2.083% per month); and 25% will vest in the third year at the rate of 1/12 per month (2.083% per month). All of the options expire five years from the date of grant and contain change-in-control/acceleration provisions and provide the right for the Named Executive Officer to exercise vested options for one year following termination, death, disability or resignation.

The following table sets forth information regarding the number of shares of Common Stock underlying exercisable and unexercisable stock options outstanding on December 31, 2012 for our Named Executive Officers and does not include the stock options that were granted to our Named Executive Officers on January 24, 2013. The Company has not made any awards other than stock option awards.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
John M. Slusser	35,000	—	(1)		5.38	7/8/2013
	70,000	—	(5)		2.59	3/12/2014
	37,500	37,500	(6)		2.97	1/18/2015
	14,000	56,000	(7)		2.22	5/6/2016
	—	100,000	(8)		1.87	1/30/2017

Dorrance W. Lamb	12,000	—	(2)		5.78	5/17/2013
	20,000	—	(3)		6.64	3/17/2016
	18,750	—	(1)		5.38	7/8/2013
	35,000	—	(5)		2.59	3/12/2014
	17,500	17,500	(6)		2.97	1/18/2015
	8,000	32,000	(7)		2.22	5/6/2016
	—	60,000	(8)		1.87	1/30/2017

J. Patrick Rice	20,000	—	(4)		5.58	11/1/2016
	23,500	—	(1)		5.38	7/8/2013
	35,000	—	(5)		2.59	3/12/2014
	20,000	20,000	(6)		2.97	1/18/2015
	5,000	20,000	(7)		2.22	5/6/2016
	—	40,000	(8)		1.87	1/30/2017

(1)	These options became twenty percent vested on July 8, 2009, became fifty percent vested on July 8, 2010, and became fully vested on July 8, 2011.
(2)	These options became fully vested on May 17, 2009.
(3)	These options became fully vested on March 17, 2011.
(4)	These options became fully vested on November 1, 2011.
(5)	These options became fully vested on March 12, 2011.
(6)	These options vested twenty percent on January 18, 2011, became fifty percent vested on January 18, 2012 and became fully vested on January 12, 2013.
(7)	These options vested twenty percent on May 6, 2012, will become fifty percent vested on May 6, 2013 and become fully vested on May 6, 2014.
(8)	These options vested twenty percent on January 30, 2013, will become fifty percent vested on January 30, 2014, and become fully vested on January 30, 2015.

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Committee views severance protection for executive officers as a necessary part of compensation to remain competitive in the market. The Named Executive Officers and certain other key executives are eligible for certain benefits in the event their employment is terminated without cause. These benefits are:

•        Subject to our regular payroll policies and practices, the continuation of salary, automobile, and health insurance benefits for six months after the date the executive employee’s employment ends;

•        Accelerated vesting of all outstanding stock options that would have vested within one year from the date of termination; and

•        The payment of any earned but unpaid bonus for the prior year.

The Board has determined that “cause” means (i) continually and willfully failing to perform the lawful responsibilities assigned to the executive employee; (ii) engaging in conduct that is demonstrably and materially harmful to the Company, including, but not limited to, engaging in inappropriate conduct toward other personnel or customers of the Company, being under the influence of alcohol or non-prescription drugs while at work, failing to comply with the provisions of a confidentiality agreement; (iii) misappropriating the Company’s property; (iv) being convicted of a felony or other crimes of moral turpitude; or (v) mishandling material, nonpublic information.

As of December 31, 2012, the amounts that would be paid to the Company’s Named Executive Officers in the event of a termination without cause or a change in control total approximately $168,000 for Mr. Slusser, $122,000 for Mr. Lamb, and $107,000 for Mr. Rice.

Certain stock options granted to the Named Executive Officers will vest immediately in the event of a change in control. The exercise price of these options was greater than the closing price of the Company’s Common Stock on December 31, 2012.

DIRECTOR COMPENSATION

2012 Director Compensation

The Company uses a combination of cash and stock option-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board. Board compensation is determined by the Compensation Committee of the Board.

Cash Compensation Paid to Board Members

For the year ended December 31, 2012, members of the Board who are not employees of the Company are entitled to receive $15,000 if they attend at least 75 percent of the scheduled Board meetings and an additional $1,000 for each meeting attended, including meetings attended telephonically. In addition to the amounts set forth above, the Chairman of the Board, if a non-employee, would receive an annual retainer of $10,000. The Board Secretary, if a non-employee, receives an annual retainer of $1,000, and an additional $500 for each meeting attended. Directors who serve as a committee chair, or committee member, receive an annual retainer of $5,000 and $2,500, respectively, for the Audit Committee; $2,500 and $1,250, respectively for the Compensation Committee; and $1,500 and $750, respectively for the Nominating Committee. In addition, each committee member receives $500 for each committee meeting attended. In addition to compensation paid to Board members, each member also receives reimbursement for reasonable company-related travel expenses.

Stock Option Program

Each non-employee director receives a stock option grant for 10,000 shares of Common Stock on the day of our Annual Meeting of Stockholders. The exercise price for these options is the fair market value of our Common Stock as of market close on the date of the option grant. Options vest on the first anniversary of the grant date and expire five years from the date of grant.

2012 Director Summary Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the year ended December 31, 2012, and the grant-date fair value of stock option awards for the year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)	Option Awards (1)(2)	Total ($)
Dennis C. Connors	$33,250	$5,597	$38,847
Charles E. Maginness	$26,750	$5,597	$32,347
Stuart B. Meisenzahl	$34,750	$5,597	$40,347
Robert L. Tillman	$31,250	$5,597	$36,847

(1)	The dollar value of stock option awards set forth in this column is equal to the grant-date fair value of stock-based compensation cost calculated in accordance with the Financial Accounting Standards Board’s ASC Topic 718. A discussion of the assumptions used in calculating the amount is set forth in Notes A and J to Consolidated Financial Statements.
(2)	The number of unexercised stock options (vested and unvested) held by the non-employee directors at December 31, 2012 was 50,000 for each of the non-employee directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file certain reports regarding ownership of, and transactions in, our securities with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of such reports furnished to us and written representations from certain reporting persons, we believe that our executive officers, directors and more than 10% stockholders timely filed all Section 16(a) reports required to be filed by them during the most recent fiscal year.

Equity Plan Information

In June 2003, the stockholders approved the 2003 Omnibus Incentive Plan which allows the Company to grant equity-based awards other than incentive stock options. In May 2012, the stockholders approved the 2012 Omnibus Incentive Plan which also allows the Company to grant equity-based awards other than incentive stock options.

The following table provides certain information regarding the Company’s equity compensation plans as of December 31, 2012:

Equity Compensation Plan Information
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance (excluding securities reflected in column a)
Equity compensation plans approved by security holders	1,654,600	$3.09	1,894,000

Equity compensation plans not approved by security holders
Total	1,654,600	$3.09	1,894,000

On January 24, 2013, the Committee awarded stock options to purchase 692,000 shares of Common Ctock to the Company’s Named Executive Officers and certain other key employees.

AUDIT COMMITTEE REPORT

The Audit Committee met five times during 2012 and each time held private sessions with PricewaterhouseCoopers LLP, our independent registered public accounting firm. The Audit Committee has:

•	reviewed and discussed with us, regulatory changes occurring during the past year including requirements related to the Sarbanes-Oxley Act of 2002 and any new Securities and Exchange Commission and NASD requirements;
•	reviewed and discussed our audited financial statements for 2012 with management and with PricewaterhouseCoopers LLP;
•	reviewed and discussed management’s selection, application and disclosure of critical accounting policies;
•	reviewed and discussed the adequacy of our internal control over financial reporting and accounting and financial personnel;
•	discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Public Company Accounting Oversight Board in Rule 3200T;
•	discussed the process used by management in formulating accounting estimates and the basis for the registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and
•	received and discussed the written disclosures and the letter from the independent registered public accounting firm required by Rule 3526, Communication with Audit Committees Concerning Independence, of the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on such review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for 2012 for filing with the SEC.

Prior to approving PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012, the Audit Committee considered whether PricewaterhouseCoopers LLP’s provision of other than audit services is compatible with maintaining the registered public accounting firm’s independence and has concluded that PricewaterhouseCoopers LLP meets the independence standards.

The Audit Committee

Dennis C. Connors, Chairman

Stuart B. Meisenzahl

Robert L. Tillman

AUDIT FEES AND ALL OTHER FEES

Fees Billed by PricewaterhouseCoopers LLP during 2012 and 2011

PricewaterhouseCoopers LLP served as the independent registered public accounting firm of the Company for the year ended December 31, 2012. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement and will be available to respond to appropriate questions concerning the audit of our financial statements.

During 2012 and 2011, PricewaterhouseCoopers LLP billed us the following fees for the services discussed below:

	2012	2011
Audit Fees	$185,000	$200,000
Audit-Related Fees	—	15,000
Tax Fees	—	—
All Other Fees	2,000	2,000
Total	$187,000	$217,000

Audit Fees: Audit fees in 2012 and 2011 were billed for the audit of the Company’s annual consolidated financial statements. Audit fees in both years include charges for the auditors’ review of our interim financial statements included in Form 10-Q filed with the SEC as well as fees related to assistance with regulatory reviews of Company filings, if any.

Audit-Related Fees: Audit-Related fees in 2011 were incurred for accounting consultation relating to our GENBAND asset acquisition. PricewaterhouseCoopers LLP did not incur any audit-related fees in 2012.

Tax Fees: PricewaterhouseCoopers LLP did not incur any tax fees in either 2012 or 2011.

All Other Fees: All other fees in 2012 and 2011 were related to a subscription for an accounting literature research product.

All audit and other fees paid in 2012 and 2011 were approved by the Audit Committee.

Effective in 2003, the Audit Committee established the following guidelines for securing non-audit services:

•	The chairperson for the Audit Committee can authorize management, in advance, to secure non-audit services up to $25,000 provided the Committee is informed on a timely basis of such commitment.
•	The Audit Committee must pre-approve each non-audit service in excess of $25,000.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2012, and the Board has again selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. This selection will be presented to the stockholders for their ratification at the Annual Meeting. The Board recommends a vote in favor of the proposal to ratify this selection and (unless otherwise directed therein) it is intended that the shares represented by the enclosed properly executed proxy will be voted FOR such proposal. If the stockholders do not ratify this selection, the Board may reconsider its choice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse the Company’s executive compensation program through the following resolution: “RESOLVED, that the stockholders approve the compensation paid to the Company’s Named Executive Officers, as described under “Executive Compensation,” including the compensation tables and accompanying narrative disclosure, in this Proxy Statement.”

While the resolution is non-binding and will not be construed as overruling any decision by the Board or create or imply any fiduciary duty by the Board, the Board and the Compensation Committee value the opinions of the Company’s stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements.

As discussed in “Overview of Compensation Program,” the Compensation Committee’s compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of the stockholders. To do this, the Company must offer a competitive total compensation package. The Compensation Committee has determined that the compensation structure for Named Executive Officers is effective and appropriate.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE THE COMPANY’S COMPENSATION FOR ITS NAMED EXECUTIVE OFFICERS AS SET FORTH IN THIS PROPOSAL 3.

PROPOSAL 4

ADVISORY VOTE ON FREQUENCY OF VOTES ON EXECUTIVE COMPENSATION

This proposal, commonly known as a “say-on-frequency” proposal, gives you as a stockholder the opportunity to advise the Board and its Compensation Committee as to the frequency of stockholder advisory votes on the Company’s executive compensation through the following resolution: “RESOLVED, that the stockholders determine, on an advisory basis, that an advisory vote with respect to executive compensation for the Company’s Named Executive Officers should be presented to the stockholders every one, two or three years as reflected by their votes for each of these alternatives in connection with this resolution.” In voting on this resolution, you should mark your proxy for one, two or three years based on your preference as to the frequency with which an advisory vote on executive compensation should be held. If you have no preference you can abstain.

The Board believes that an advisory vote every three years would be most appropriate for the Company. This would give stockholders sufficient opportunity to react promptly to emerging trends in compensation, and the Board and the Compensation Committee the opportunity to evaluate and implement compensation decisions in light of such feedback from stockholders.

While your vote is advisory and is not binding upon the Board, the Board and Compensation Committee value the opinion of the Company’s stockholders and will take into account the outcome of the vote when considering the frequency of advisory stockholder approval of the compensation of Named Executive Officers.

While the Company’s Board of Directors is recommending that the advisory vote on executive compensation be held every three years, the Company’s stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, the stockholders are being asked to provide an advisory vote as to whether such vote should be held every one, two or three years. The choice among every “1 Year,” “2 Years,” or “3 Years” which receives the highest number of votes will be deemed the choice of the stockholders. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted for every “3 Years” unless otherwise instructed by the stockholder. Abstentions, and shares not voted by stockholders of record present or represented at the Annual Meeting and entitled to vote, and shares not voted by brokers, will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS HOLDING AN ADVISORY VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS EVERY “3 YEARS.”

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

In order for any stockholder proposal to be included in our Proxy Statement to be issued in connection with the 2014 Annual Meeting of Stockholders, such proposal must be delivered to us no later than January 6, 2014. If the proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act, we will include the stockholder proposal in our Proxy Statement and place it on the form of proxy issued for the 2014 Annual Meeting of Stockholders. Stockholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act may be brought before the 2014 Annual Meeting of Stockholders only if written notice of the proposal is delivered to our Secretary no earlier than March 1, 2014, and no later than March 25, 2014, and if the stockholder complies with all of the other provisions of Article II, Section 12 of our By-laws. All such notices should be delivered to Stuart B. Meisenzahl, Secretary of Performance Technologies, Incorporated, 140 Canal View Boulevard, Rochester, New York 14623.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Stuart B. Meisenzahl

    Secretary to the Board

     Dated at Rochester, New York

     April 22, 2013

ANNUAL MEETING OF STOCKHOLDERS OF

PERFORMANCE TECHNOLOGIES, INCORPORATED

May 23, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Annual Report are available at www.pt.com/about-pt/investors/proxy-materials

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230304000000000000 6 052313

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2 AND 3, AND FOR "3 YEARS" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class II Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Stuart B. Meisenzahl
○ John M. Slusser

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐
3. Advisory vote to approve the compensation of the Company's Named Executive Officers.	☐	☐	☐

Proposal	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4. Advisory vote to determine whether a stockholder vote on the compensation of the Company's Named Executive Officers will occur every one, two or three years.	☐	☐	☐	☐

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

This proxy is solicited on behalf of the Board of Directors of the Company. This proxy will be voted as specified by the undersigned. This proxy revokes any prior proxy given by the undersigned. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, a signed proxy will be voted FOR the election of the named nominees for directors and, unless otherwise specified, FOR Proposals 2 and 3, and FOR "3 Years" on Proposal 4 listed herein and described in the accompanying Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated April 22, 2013 describing more fully the proposals set forth herein.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Brighton
Town Park
Buckland
Park
590
Erie
Canal
S. Clinton Ave
S. Winton Rd
Brighton-Henrietta-Town-Line Rd
85
98
390
252
Jefferson Rd
W. Jefferson Rd
15A

140 Canal View Boulevard, Rochester NY 14623

PERFORMANCE TECHNOLOGIES, INCORPORATED

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John M. Slusser and Dorrance W. Lamb, or either of them, proxies for the undersigned with full power of substitution, to vote all shares of the Common Stock of Performance Technologies, Incorporated (the "Company") owned by the undersigned at the Annual Meeting of Stockholders to be held at the Company's headquarters, located at 140 Canal View Boulevard, Rochester, New York 14623 on Thursday, May 23, 2013 at 10:00 a.m., local time, and at any adjournment or adjournments thereof:

(Continued and to be signed on the reverse side)

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